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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


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                                 FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 28, 1997
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                                    SYS
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             (Exact Name of Registrant as Specified in Charter)


California                            0-4169                      95-2467354
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(State or Other Jurisdiction        (Commission          (IRS Employer
of Incorporation)                   File Number)         Identification Number


             6363 Greenwich Drive, Suite 200, San Diego, CA 92122
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code      (619) 587-0484
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                                     (none)
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On October 28, 1997, an Action of the Holders of a Majority of the Shares Outstanding by Written Consent in Lieu of a Meeting of SYS approved an amendment of Section (a), Fourth Article, of the Articles of Incorporation. This amendment stated, "The number of directors of this corporation shall not be less than five, nor more than nine, the exact number of which shall be fixed by a bylaw duly adopted by the shareholders or by the corporation's Board of Directors". A Certificate of Amendment of Articles of Incorporation of SYS was approved by the Board of Directors and by the required vote of Shareholders, and is pending filing with the Secretary of State of California.





                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                                             SYS
                                              --------------------------------
                                                         (Registrant)


Date: November 7, 1997                        By:      /s/ W. Gerald Newmin
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                                                   W. Gerald Newmin, Secretary